Exhibit 10.5

RESTORATION PLAN OF BLACK HILLS CORPORATION

1. RECITALS

Black Hills Corporation, a South Dakota corporation (“Company”) maintains a nonqualified “top hat” plan for certain of its management or highly compensated employees, which was last restated effective the 6th day of November, 2001, known as the Pension Equalization Plan of Black Hills Corporation (the “Original PEP”). The Original PEP provided two types of benefits – a pension equalization or PEP benefit and a pension restoration benefit.

Effective January 1, 2005, the portion of the Original PEP that provides pension restoration benefits to Participants is spun off into this separate plan known as the Restoration Plan of Black Hills Corporation (“Plan”), which provides the pension restoration benefits previously provided under the Original PEP.

The Plan is intended as an unfunded plan to be maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and as such it is intended that the Plan be exempt from the participation and vesting, funding, and fiduciary responsibility requirements of Title I of ERISA. The Plan is also intended to qualify for simplified reporting under U.S. Department of Labor Regulation Section 2530.104-23, which provides for an alternative method of compliance for plans described in such regulation. The Plan is not intended to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is intended to comply in good faith with the requirements of Code Section 409A and the interim guidance issued thereunder for nonqualified deferred compensation plans during the period from January 1, 2005 through December 31, 2008 and is intended to comply in good faith with the requirements of Code Section 409A and the final regulations issued thereunder for nonqualified deferred compensation plans effective January 1, 2009.

2. PURPOSE OF PLAN

The purpose of the Plan is to provide to a select group of management or highly compensated employees with certain retirement, disability and death benefits which the Participants cannot receive under the Pension Plan of Black Hills Corporation or the Black Hills Utility Holdings, Inc. Pension Plan, as applicable, due to the Code’s limits on compensation and annual benefits. The Plan is designed to aid the Company in attracting and retaining its executive employees, persons whose abilities, experience and judgment can contribute to the well-being of the Company. It is the intention of the Company that this Plan shall be administered as an unfunded benefit plan established and maintained for a select group of management or highly compensated employees.

The Plan consists of three Parts: Part I, which contains general provisions applicable to all Participants, Part II, which describes the Restoration Benefits payable to or with respect to Participants whose qualified pension benefits are determined under the Pension Plan of Black Hills Corporation (without regard to whether such benefits are offset by benefits payable under

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another qualified plan maintained by Black Hills Corporation) and Part III, which describes the Restoration Benefits payable to or with respect to Participants whose qualified pension benefits are determined under the Black Hills Utility Holdings, Inc. Pension Plan (without regard to whether such benefits are offset by benefits payable under another qualified plan maintained by Black Hills Corporation).

PART I

3. DEFINITIONS

The following terms shall apply for purposes of this Plan:

“Active Participant” shall mean a Participant who has not incurred a Termination of Employment and whose participation hereunder has not been discontinued by the Board of Directors.

“Actuarial Equivalent” shall mean a benefit of equivalent value computed on the basis of the Applicable Interest Rate and the Applicable Mortality Table.

“Affiliate” shall mean any business organization or legal entity that directly or indirectly, controls, is controlled by or is under common control with the Company. For purposes of this definition, the term “control” (including the terms “controlling”, “controlled by”, and “under common control with”) includes the possession, direct or indirect, of the power to vote 50 percent or more of the voting equity securities, membership interest, or other voting interest, or to direct or cause the direction of the management and policies of such business organization or other legal entity, whether through the ownership of voting equity securities, membership interest, by contract, or otherwise.

“Annual Compensation Limitation” shall mean the limitation on annual compensation for tax qualified retirement plans as set forth in Internal Revenue Code Section 401(a)(17) as the same may be amended hereafter from time to time.

“Applicable Interest Rate” shall mean the interest rate (or rates) prescribed by the Commissioner of Internal Revenue for purposes of Code Section 417(e), as in effect for the month of November preceding the first day of the calendar year of distribution. Notwithstanding the foregoing, for purposes of determining optional forms of payment for annuity payments commencing after 2004 and before 2008, the Applicable Interest Rate shall mean 6%.

“Applicable Mortality Table” shall mean (i) in the case of a Participant, the mortality table that is a blend of 75% of the male mortality table and 25% of the female mortality table underlying the mortality table prescribed by the Commissioner of Internal Revenue for purposes of Code Section 417(e), regardless of the actual sex of the Participant and (ii) in the case of a contingent annuitant, the mortality table shall be a blend of 25% of the male mortality table and 75% of the female mortality table underlying the mortality table prescribed by the Commissioner of Internal Revenue for purposes of Code Section 417(e), regardless of the actual sex of the contingent annuitant. If the mortality table prescribed by the Commissioner of Internal Revenue for purposes of Code Section 417(e) should be updated to a table that is not based on a blend of

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underlying male and female mortality tables, then the tables in effect immediately prior to such change shall continue to be used by this Plan without change.

“Beneficiary” shall mean, in the case of a Participant who elects to receive payment in the form of a Period Certain Option, the beneficiary designated thereunder.

“Board of Directors” shall mean the Board of Directors of the Company.

“Calculation Date” shall mean the earliest of (i) the date of the Participant’s Termination of Employment, (ii) the date of the Participant’s death and (iii) the date the Participant’s participation in the Plan is discontinued.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Contingent Annuity Option” shall mean a reduced monthly benefit payable for the life of the Participant and, if the Participant is survived by his designated contingent annuitant, a monthly benefit equal to one hundred percent (100%), seventy-five percent (75%) or fifty percent (50%) of the monthly benefit payable during the Participant’s lifetime (as elected by the Participant) payable for the life of the contingent annuitant. A Participant whose Restoration Benefit is determined under Part III of the Plan may also elect a Contingent Annuity Option that provides a monthly benefit to the contingent annuitant equal to sixty-six and two-thirds percent (66-2/3%) of the monthly benefit payable during the Participant’s lifetime. The Contingent Annuity Option is the Actuarial Equivalent of the Single Life Annuity. The Participant may not change his designated contingent annuitant after payment begins.

"Controlled Group Member" shall mean any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

“Gross Monthly Benefit” or “Gross Monthly Death Benefit” shall mean the benefit determined under the terms of the Pension Plan of Black Hills Corporation or the Black Hills Utility Holdings, Inc. Pension Plan, as applicable, without regard to whether such benefits are offset by benefits payable under another qualified pension plan maintained by Black Hills Corporation.

“Key Employee” shall mean a Participant who is a specified employee, as defined as in Code Section 409A and the regulations and other official guidance issued thereunder, and as determined in accordance with procedures established by the Plan Administrator.

“Participant” shall mean an employee or former employee of the Company or an Affiliate who is designated as a Participant pursuant to Paragraph 4 and who is or may become entitled to receive benefits under the Plan.

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“Period Certain Option” shall mean a reduced monthly benefit payable as long as the Participant lives, but guaranteed for a period of 10 years. If the Participant dies before expiration of the guaranteed period certain, payment shall be continued to a designated beneficiary, or, in the absence of a surviving designated beneficiary, the lump sum Actuarial Equivalent of such payments shall be paid to the Participant's estate in a single lump sum. If the designated beneficiary should die while further payments are due, and after having received at least one payment, such further payments shall be made to any person designated by the Participant as an alternate surviving beneficiary or if no such person shall have been designated or survives, the lump sum Actuarial Equivalent of such payments shall be paid to the estate of the surviving beneficiary, in a single lump sum. The Period Certain Option annuity is the Actuarial Equivalent of the Single Life Annuity.

“Plan Administrator” shall mean the Pension Administration Committee described in the Pension Plan of Black Hills Corporation.

“Qualified Joint and Survivor Annuity” shall mean a reduced monthly benefit payable for the life of the Participant and, if the Participant is survived by the Spouse to whom he was married when payment began, a monthly benefit equal to 50% of the monthly benefit payable to the Participant is payable for the life of the surviving Spouse. The Qualified Joint and Survivor Annuity is the Actuarial Equivalent of the Single Life Annuity.

“Restoration Benefit” shall mean, as of any date prior to the date payment under this Plan begins to or with respect to a Participant, the Restoration Benefit determined (1) under the terms of Part II of the Plan if the Participant is currently (or was most recently) an active participant in the Pension Plan of Black Hills Corporation or (2) under the terms of Part III of the Plan if the Participant is currently (or was most recently) an active participant in the Black Hills Utility Holdings, Inc. Pension Plan. If a Participant transfers from active participation in the Pension Plan of Black Hills Corporation to active participation in the Black Hills Utility Holdings, Inc. Pension Plan or vice versa, his Restoration Benefit shall be redetermined under the provisions of this Plan that apply to Participants who are active participants in the qualified plan to which he has transferred and the Restoration Benefit, if any, determined prior to the transfer shall be extinguished. Any election made by the Participant under subparagraph 20(e) shall be deemed to have made under subparagraph 24(e) as well, and any election made by the Participant under subparagraph 24(e) shall be deemed to have been made under Paragraph 20(e) as well. As of the date payment begins to or with respect to a Participant under this Plan, his Restoration Benefit shall mean the Restoration Benefit payable to or with respect to the Participant under Part II of the Plan if the Participant was most recently an active participant in the Pension Plan of Black Hills Corporation or Part III of the Plan if the Participant was most recently an active participant in the Black Hills Utility Holdings, Inc. Pension Plan.

“Single Life Annuity” shall mean a monthly benefit payable for the life of the Participant.

“Spouse” shall mean, in the case of a Restoration Benefit commencing during the Participant’s lifetime, the spouse to whom the Participant is legally married when payment of the Participant’s Restoration Benefit begins and, in the case of a pre-retirement death benefit, the spouse to whom the Participant is legally married during the one-year period ending on the date of the Participant’s death.

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“Termination of Employment” shall mean separation from service with the Company and all Affiliates, in accordance with the provisions of Code Section 409A. Pursuant to Code Section 409A, unless the facts and circumstances indicate otherwise, a Termination of Employment is presumed to have occurred where the Participant's level of bona fide services performed decreases to a level equal to 20 percent or less of the average level of services performed by the Participant during the immediately preceding 36-month period, and a Termination of Employment will be presumed not to have occurred where the Participant's level of bona fide services performed continues at a level that is 50 percent or more of the average level of service performed by the Participant during the immediately preceding 36-month period. However, a Termination of Employment does not occur while the Participant is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, while the Participant retains a right to reemployment with the Company or any Affiliate under an applicable statute or by contract. A leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Participant will return to perform services for the Company or an Affiliate. If the period of leave exceeds six months and the Participant does not retain a right to reemployment under an applicable statute or by contract, a Termination of Employment is deemed to occur on the day after the end of the six-month period.

4. PARTICIPATION

Management or highly compensated employees of the Company or its Affiliates who are participants in the Pension Plan of Black Hills Corporation or members of the Black Hills Utility Holdings, Inc. Pension Plan and who are designated by the Board of Directors of the Company upon recommendation of the Chief Executive Officer of the Company shall be Participants in the Plan.

Each employee of the Company or its Affiliates who was a Participant in the Plan on December 31, 2004, who remains an employee on January 1, 2005 and whose participation is not discontinued by the Board of Directors before January 1, 2005 shall be a Participant as of January 1, 2005. Each Participant of the Plan who was not actively employed with the Company on December 31, 2004 but who had a vested right to restoration benefits under the Plan shall be a Participant in this Plan as of January 1, 2005 but only with respect to their vested restoration benefit.

An employee who was not a Participant on December 31, 2004 will become a Participant on the first day of the calendar month beginning after the date the employee is designated as a Participant by the Board of Directors (or, if later, the participation date specified in the designation). An employee ceases to be an Active Participant upon his Termination of Employment or, if earlier, the date his participation is discontinued by the Board of Directors. If a Participant or former Participant is reemployed by the Company or its Affiliates following a Termination of Employment, such employee will not become an Active Participant again unless he is again designated by the Board of Directors of the Company.

The Board of Directors may in its discretion discontinue the participation of any Participant in the Plan at any time. Such discontinuance shall not reduce the Participant’s vested Restoration Benefit, determined as of the date of such discontinuance.

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5. SPECIAL PURPOSE DISTRIBUTIONS

Notwithstanding any provision of this Plan to the contrary, the Plan Administrator may, in its discretion, distribute a portion of the Participant’s vested Restoration Benefit to the extent necessary to:

(a)       Satisfy the terms of a domestic relations order, as defined under Code Section 414(p)(1)(B), provided that in no event shall payment under such order be made in a form not otherwise available to i) a Participant under this Plan or ii) an alternate payee, as defined under Code Section 414(p)(8), under the BHC Pension Plan or the BHUH Pension Plan, as applicable; or

(b)       Pay the Participant’s share of employment taxes imposed under Code Sections 3101, 3121(a) and 3121(v) on Restoration Benefits (including the income tax at source or state, federal or local income tax withholding due on such distribution).

The Participant’s vested Restoration Benefit shall be reduced by the Actuarial Equivalent of the portion of the Participant’s vested Restoration Benefit, if any, distributed in accordance with this paragraph.

6. SMALL BENEFITS

Notwithstanding any provision of this Plan to the contrary, the Plan Administrator may, in its discretion, distribute the lump sum Actuarial Equivalent of the Participant’s entire vested Restoration Benefit within 60 days after the Participant’s death or Termination of Employment provided that (1) the Participant’s entire vested benefit in any other nonqualified non-account balance plan of the Company or any Controlled Group Member that is treated, with this Plan, as a single nonqualified deferred compensation plan under section 1.409A–1(c)(2) of the Income Tax Regulations shall also be paid in a lump sum within 60 days after the Participant’s death or Termination of Employment and (2) the total lump sum Actuarial Equivalent of the Participant’s vested Restoration Benefit and such other vested benefits does not exceed the applicable dollar amount under Code Section 402(g) (1)(B) (e.g., $15,500 for 2008) for the calendar year in which the distribution is made.

7. LOSS OF BENEFITS

Notwithstanding any other provisions in this Plan, if a Participant is terminated on account of misconduct or dishonesty, the Participant shall forfeit all right to any benefit payable under this Plan, including vested accrued benefits.

8. FUNDING OF PLAN

All benefit payments under the Plan will be made from the general assets of the Company. Participants and their beneficiaries who are entitled to be paid benefits under this Plan are unsecured general creditors of the Company. The Company may, but shall not be required to, invest corporate assets in life insurance or annuity contracts to assure that the Company will have a source of funds for the payment of benefits required to be paid under this Plan. Any such insurance or annuity contract shall constitute assets of the Company and the Participant shall

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have no right, title or interest in any such insurance or annuity contract. The Company reserves the right to refuse participation in the plan to any Participant who, if requested to do so, declines to supply information or to otherwise cooperate as necessary to allow the Company to obtain insurance on the Participant’s life.

9. PLAN MAY BE MODIFIED OR DISCONTINUED

The Company reserves the right to amend, modify or discontinue the Plan at any time. Any modification or discontinuance of benefits shall not reduce accrued benefits which become vested prior thereto.

Notwithstanding any provision of the Plan to the contrary, in no event shall the Plan be amended, modified or discontinued in a manner that would have the impact, whether or not intended, of causing the Plan or any Participant in the Plan to violate the provisions of Code Section 409A. Any such amendment, modification or discontinuance shall be void and of no effect.

10. ASSIGNABILITY

Except to the extent permitted under Paragraph 5(a), no right to receive payments under this Plan shall be subject to voluntary or involuntary alienation, assignment or transfer.

11. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Plan Administrator. The Plan Administrator shall have discretionary authority to conclusively interpret the provisions of the Plan, decide all claims, and to make all determinations under the Plan. If the Plan Administrator is a committee, it shall act by vote or written consent of a majority of its members. The Plan Administrator may appoint or employ any agents it deems advisable, including legal and actuarial counsel. When making a determination or calculation, the Plan Administrator shall be entitled to rely upon information furnished by a Participant, Spouse, or Beneficiary, the Company, and the legal or actuarial counsel of the Company. The Plan Administrator may delegate to any person, entity or committee all or any portion of the authority allocated to the Plan Administrator under this Plan. Any such delegation may be revoked at any time. Delegations and revocations thereof shall be in writing.

Notwithstanding any provision of the Plan to the contrary, this Plan shall at all times be administered in compliance with Code Section 409A.

12. CLAIMS PROCEDURE

All claims for benefits under the Plan shall be made to the Plan Administrator. If the Plan Administrator denies a claim, the Plan Administrator shall provide notice to the Participant or beneficiary, in writing, within 90 days after the claim is filed unless special circumstances require an extension of time for processing the claim, not to exceed an additional 90 days. If the Plan Administrator does not notify the Participant or beneficiary of the denial of the claim within the time period specified above, then the claim shall be deemed denied. The notice of a denial of a claim shall be written in a manner calculated to be understood by the claimant and shall set

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forth (1) the specific reason or reasons for the claim denial; (2) specific references to the pertinent Plan provisions on which the denial is based; (3) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation as to why such information is necessary; and (4) a description of the Plan’s review procedures, including any time limits for such procedures.

Within 60 days after receipt of the above material, the claimant shall have a reasonable opportunity to appeal the claim denial to the Plan Administrator for a full and fair review. The claimant or his duly authorized representative may (1) request a review within the foregoing sixty-(60) day period upon written notice to the Plan Administrator; (2) upon request and free of charge, have reasonable access to and copies of all documents, records, and other information relevant to the claim; and (3) submit written comments, documents, records, and other information relating to the claim for benefits. The foregoing review shall take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

If a claimant fails to request a review within sixty (60) days after receipt of the notice of claim denial, the Plan Administrator’s initial determination will be final and binding on all parties.

A decision on the review by the Plan Administrator will be made not later than 60 days after receipt of a request for review, unless special circumstances require an extension of time for processing (such as the need to hold a hearing), in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include (1) the specific reason or reasons for the determination on review; (2) reference to the specific plan provisions on which the benefit determination is based; and (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant’s claim for benefits.

The Plan Administrator’s determination on review will be final and binding on all parties.

13. WITHHOLDING

There shall be deducted from all benefits paid under this Plan the amount of any taxes required to be withheld by any federal, state or local government. The Participants and their beneficiaries, distributees and personal representatives will bear any and all federal, foreign, state, local or other income or other taxes imposed on amounts paid under this Plan.

14. GOVERNING LAW

This agreement shall be governed by and construed in accordance with the laws of the state of South Dakota, to the extent not preempted by federal law.

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15. NO EMPLOYMENT CONTRACT

Neither the action taken by the Company in establishing the Plan or any action taken by it or by the Plan Administrator under the provisions hereof or any provision of the Plan shall be construed as giving to any eligible Participant the right to be retained in the employment of the Company.

16. NONQUALIFIED AND UNFUNDED PLAN

Notwithstanding anything contained herein, it is intended that this Plan be treated as “nonqualified” and unfunded for tax purposes and for purposes of Title I of ERISA.

17. CHANGE IN CONTROL

In the event of a Change in Control (as defined in a Change in Control Agreement, if any, in effect between a Participant and the Company at the date a Change in Control occurs), the terms of such Change in Control Agreement shall apply with respect to such Participant.

PART II

18. DEFINITIONS

Except as otherwise provided herein, the terms used in Part II of the Plan shall have the meaning assigned to them under the BHC Pension Plan. In addition, the following terms shall apply for purposes of this Plan:

"Average Restoration Earnings" shall mean the average of the Participant’s Restoration Earnings determined using the same rules, methods and procedures used to determine Average Monthly Earnings under the BHC Pension Plan.

"Average Monthly Restoration Earnings" shall mean an amount equal to 1/12 of a Participant's Average Restoration Earnings.

“BHC Pension Plan” shall mean the Pension Plan of Black Hills Corporation, as in effect as of the Calculation Date.

“Dependent Child” shall mean a legitimately born or legally adopted child of the Participant who has not attained age 18.

“Disability” or “Disabled” shall mean that a Participant is absent from employment with the Company because of a disability that makes him eligible for benefits under the Company's long term disability plan. Disability ends when the Participant ceases to be eligible for benefits under the Company’s long term disability plan.

“Disabled Participant” shall mean a Participant who became Disabled while an Active Participant and who continues to accrue benefits under the terms of the BHC Pension Plan. A Participant shall cease to be a Disabled Participant when he ceases to be eligible for benefits under the Company’s long term disability plan.

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“Normal Retirement Date” shall mean the last day of the month in which the Participant attains age 65.

"Restoration Earnings" shall mean the Participant’s Earnings, as defined for purposes of the BHC Pension Plan but determined without regard to the Annual Compensation Limitation, for a calendar year plus the amount, if any, by which (i) exceeds (ii), where (i) is the amount of salary, bonus, or other compensation that the Participant has elected to defer under the Company’s Nonqualified Deferred Compensation Plan for the calendar year and (ii) is the amount, if any, by which (A) exceeds (B), where (A) is the Annual Compensation Limitation for the calendar year and (B) is the Participant’s Earnings under the BHC Pension Plan for the calendar year.

“Section 415 Benefit Limitation” shall mean the limitation on the provision of annual benefits as set out in the BHC Pension Plan.

19. RETIREMENT BENEFITS - PARTICIPANTS WHOSE BHC PENSION PLAN BENEFITS COMMENCE AFTER 2004 AND BEFORE JANUARY 1, 2009

If payment of a Participant’s BHC Pension Plan benefit begins on or after January 1, 2005 and before January 1, 2009, then the Participant shall be entitled to receive a Restoration Benefit equal to the amount, if any, by which (a) exceeds (b), where;

(a)       is the monthly benefit that would have been provided to the Participant under the BHC Pension Plan calculated using the Participant’s Average Monthly Restoration Earnings and determined without regard to the Section 415 Benefit Limitation; and

(b)       is the actual monthly benefit provided to the Participant under the BHC Pension Plan.

The Restoration Benefit shall be payable at like times and in like manner as the BHC Pension Plan benefit, provided that Restoration Benefits becoming payable to a Key Employee on account of such Key Employee’s Termination of Employment shall be delayed in accordance with the provisions of the second paragraph of subparagraph 20(b).

Notwithstanding anything contained above, in the event that a Participant hereunder is not a participant in or eligible to participate in the BHC Pension Plan, then such Participant shall have no right to any Restoration Benefit under this paragraph, and nothing contained herein shall be deemed to provide for or suggest the right in any Participant hereunder to be a participant or be eligible to participate in the BHC Pension Plan.

20. RETIREMENT BENEFITS - PARTICIPANTS WHOSE BHC PENSION PLAN BENEFITS COMMENCE ON OR AFTER JANUARY 1, 2009

(a)       Amount of Benefit – Participants Other than Disabled Participants. If payment of a Participant’s BHC Pension Plan benefit does not begin before January 1, 2009, the Participant’s Restoration Benefit shall be the amount, determined as of the Calculation Date, by which (1) exceeds (2), where:

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(1)

is the Gross Monthly Benefit payable as a Single Life Annuity which would have been provided to the Participant under the BHC Pension Plan commencing at the Participant’s Normal Retirement Date, calculated using the Participant’s Average Monthly Restoration Earnings and determined without regard to the Section 415 Benefit Limitation; and

(2)	is the Gross Monthly Benefit payable as a Single Life Annuity to the Participant under the BHC Pension Plan commencing at the Participant’s Normal Retirement Date.

If payment of the Restoration Benefit begins before the Participant’s Normal Retirement Date, the benefit will be reduced for early commencement using (i) the early retirement reduction factors specified in Section 4.2 of the BHC Pension Plan or (ii) the deferred vested factors specified in Section 5.1 of the BHC Pension Plan, as applicable.

(b)       Amount of Benefit – Disabled Participants. The Restoration Benefit payable to a Participant who is a Disabled Participant on the later of (i) the date he attains age 55 and (ii) the date of his Termination of Employment will be equal to the amount, if any, by which (1) exceeds (2), where:

(1)

is the Gross Monthly Benefit payable as a Single Life Annuity which would have been provided to the Participant under Section 4.7 of the BHC Pension Plan commencing on the first day of the month following the Participant’s Normal Retirement Date, calculated using the Participant’s Average Monthly Restoration Earnings and the number of years of Credited Service that he would have had if he had remained Disabled until his Normal Retirement Date, and determined without regard to the Section 415 Benefit Limitation; and

(2)

is the actual Gross Monthly Benefit payable as a Single Life Annuity to the Participant under Section 4.7 of the BHC Pension Plan commencing on the first day of the month following the Participant’s Normal Retirement Date.

If payment of the Restoration Benefit begins before the Participant’s Normal Retirement Date, the benefit will be reduced for early commencement using (i) the early retirement reduction factors specified in Section 4.2 of the BHC Pension Plan or (ii) the deferred vested factors specified in Section 5.1 of the BHC Pension Plan, as applicable.

(c)       Time of Payment. Unless otherwise elected under subparagraph 20(e), payment of the Restoration Benefit shall commence within 60 days after the first day of the month following the later of (i) the date the Participant attains 55 years of age or (ii) the date of the Participant’s Termination of Employment. Notwithstanding the foregoing, in the case of a Participant whose Termination of Employment occurred before January 1, 2009 and who has not elected otherwise under subparagraph 20(e), payment of the Restoration Benefit shall commence within 60 days after the first day of the month following the later of (i) the date the Participant attains 55 years of age and (ii) January 1, 2009.

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Notwithstanding any provision of this Plan to the contrary, if payment of a Key Employee’s vested Restoration Benefit is to be made on account of the Key Employee’s Termination of Employment, payment to such Key Employee shall begin within 60 days after the later of (1) the first day of the seventh month after the Participant’s Termination of Employment or (2) the date otherwise specified herein. If payment is deferred under this paragraph, the first payment of such Participant’s Restoration Benefit shall include a lump sum equal to the sum of the missed monthly payments, plus interest at the Applicable Interest Rate.

(d)       Form of Payment. The Participant may elect, at any time before payment begins, to receive payment of his Restoration Benefit in the form of a Single Life Annuity, a Qualified Joint and Survivor Annuity, a Contingent Annuity Option or a Period Certain Option. Such election shall be made in writing in accordance with procedures established by the Plan Administrator. If a Participant fails to elect a form of payment, payment shall be made as a Single Life Annuity if the Participant is unmarried when payment begins or a Qualified Joint and Survivor Annuity if the Participant is married when payment begins. A Participant may not change the form of payment after payment begins.

(e)       Optional Elections as to Time of Payment. A Participant may elect, in accordance with the provisions of this subparagraph 20(e) and procedures established by the Plan Administrator, to defer payment of his Restoration Benefit payable under this Paragraph 20 beyond the date on which payment would otherwise begin, provided that such election shall not apply to pre-retirement death benefits under this Plan. Any election made under this subparagraph 20(e) shall also apply if the Participant’s Restoration Benefit is payable under Paragraph 24 instead of this Paragraph 20.

(1)

Initial Election. A Participant who enters the Plan before January 1, 2009 and whose benefits do not commence before January 1, 2009 may elect, at any time before December 31, 2008, to have payment of his Restoration Benefit commence on the later of Termination of Employment or a specified date (or attainment of a specified age) that is after the date the Participant attains age 55. Each other Participant may elect, at any time during the period beginning on the date he is designated as a Participant and ending 30 days after his Participation begins, to have payment of his Restoration Benefit commence on a specified date that is after the date as of which payment would otherwise commence under subparagraph 20(c); provided that such Participant shall have no vested interest in his Restoration Benefit until the later of (A) the date the Participant would otherwise become 100% vested pursuant to the terms of Paragraph 22 and (B) the first day of the 14th month following the date he enters the Plan (unless, prior to the later of such dates, a Participant who otherwise meets the conditions for 100% vesting pursuant to Paragraph 22 dies or becomes disabled (as defined for purposes of Code Section 409A), in which case the Restoration Benefit, if any, shall be 100% vested).

(2)

Subsequent Election. A Participant may elect at any time to defer payment of his Restoration Benefit to a specified date that is at least 5 years after the date on which payment would otherwise begin under subparagraph

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20(d) or, if later, under an election made pursuant to subparagraph 20(e)(1); provided that such election will not become effective until 12 months after the date the election is made; and provided further that the election must be made at least 12 months before the date on which payment would otherwise begin.

21. PRE-RETIREMENT DEATH BENEFITS

The provisions of this Paragraph 21 describe the death benefits, if any, payable with respect to a Participant who dies before payment of his Restoration Benefits begins.

(a)	Death Before Age 55 as an Active or Disabled Participant.
(1)

Amount of Benefit. If the Participant dies before age 55 as an Active Participant or a Disabled Participant and if payment of any death benefits due with respect to the Participant under the BHC Pension Plan has not begun by January 1, 2009, then the Participant’s surviving Spouse or Dependent Children, as applicable, shall be entitled to receive a Restoration Death Benefit, which first payment shall be equal to the amount, if any, by which (A) exceeds (B), where

(A)

is the Gross Monthly Death Benefit that would have been provided under Section 5.4(a) of the BHC Pension Plan, commencing on the first day of the month following the Participant’s death, if the benefit payable before the Participant’s 55th birthday had been calculated using the Participant’s Restoration Earnings and the benefit payable after the Participant’s 55th birthday had been calculated using the Participant’s Restoration Earnings or the Participant’s Average Monthly Restoration Earnings, as applicable, and determined without regard to the reduction in the Section 415 Benefit Limitation; and

(B)	is the actual Gross Monthly Death Benefit payable under Section 5.4(a) of the BHC Pension Plan, commencing on the first day of the month following the Participant’s death.

The amount of each monthly payment after this first payment shall not change for any reason, including the remarriage of the Spouse.

(2)

Time of Payment and Form of Payment. Payment of the death benefit described in (1) above will be paid monthly. Payment will commence within 60 days after the first day of the month following the later of (i) the date of the Participant’s death or (ii) January 1, 2009. The last payment will be due on the first day of the month in which the last of the following occurs:

(A)	The death of the surviving Spouse;

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(B)	The 18th birthday of the last living Dependent Child of the Participant; or
(C)	The death of the last Dependent Child of the Participant who has not attained age eighteen (18).

If there is no surviving Spouse or if the surviving Spouse is not living on the due date of any monthly payment of the survivor benefit, such monthly payment shall be divided in equal shares and paid to the Dependent Child or Dependent Children of the Participant who are surviving and have not attained age 18 on such date.

(b)	Death at or after Age 55 as an Active or Disabled Participant.
(1)

Amount of Benefit. If the Participant dies at or after age 55 as an Active Participant or a Disabled Participant and if payment of any death benefits due with respect to the Participant under the BHC Pension Plan has not begun by January 1, 2009, then the Participant’s surviving Spouse or Dependent Children, as applicable, shall be entitled to receive a Restoration Death Benefit, which first payment shall be equal to the amount, if any, by which (A) exceeds (B), where

(A)

is the Gross Monthly Death Benefit which would have been provided under Section 5.4 (b) of the BHC Pension Plan, as applicable, commencing on the first day of the month following the Participant’s death, if such benefit had been calculated using the Participant’s Restoration Earnings or the Participant’s Average Monthly Restoration Earnings, as applicable, and determined without regard to the reduction in the Section 415 Benefit Limitation; and

(B)

is the actual Gross Monthly Death Benefit payable under Section 5.4(b) of the BHC Pension Plan, commencing on the first day of the month following the Participant’s death, or, in the case of a Disabled Participant who dies after payment of his benefit begins under the BHC Pension Plan but before his Normal Retirement Date, the Gross Monthly Death Benefit that would have been payable under Section 5.4(b) of the BHC Pension Plan, commencing on the first day of the month following the Participant’s death, if he had not elected to begin payment of his benefit under the BHC Pension Plan before his death.

The amount of each monthly payment after this first payment shall not change for any reason, including the remarriage of the Spouse.

(2)

Time of Payment and Form of Payment. Payment of the death benefit described in (1) above will be made monthly. Payment will commence within 60 days after the first day of the month following the later of (i) the

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date of the Participant’s death or (ii) January 1, 2009. The last payment will be due on the first day of the month in which the last of the following occurs:

(A)	The death of the surviving Spouse;
(B)	The 18th birthday of the last living Dependent Child of the Participant; or
(C)	The death of the last Dependent Child of the Participant who has not attained age 18.

If there is no surviving Spouse or if the surviving Spouse is not living on the due date of any monthly payment of the survivor benefit, such monthly payment shall be divided in equal shares and paid to the Dependent Child or Dependent Children of the Participant who are surviving and have not attained age 18 on such date.

(c)	Death after Termination of Employment.
(1)

Amount of Benefit. If a Participant who has a vested right to his Restoration Benefit dies at a time when he is not an Active Participant or a Disabled Participant, and if payment of any death benefits due under the BHC Pension Plan has not begun by January 1, 2009, then the Participant’s surviving Spouse shall be entitled to receive a Restoration Benefit, which shall be equal to the amount, if any, by which (A) exceeds (B), where

(A)

is the Gross Monthly Death Benefit which would have been provided under Section 5.4(c) of the BHC Pension Plan commencing on the first day of the month following the later of (1) the Participant’s death or (2) the date the Participant would have attaine age 55, if such benefit had been calculated using the Participant’s Average Monthly Restoration Earnings and determined without regard to the reduction in the Section 415 Benefit Limitation; and

(B)

is the actual Gross Monthly Death Benefit payable under the BHC Pension Plan commencing on the first day of the month following the later of (1) the Participant’s death or (2) the date the Participant would have attained age 55.

If payment begins before the date the Participant would have attained age 55, the Plan benefit will be the Actuarial Equivalent of the benefit commencing at the date the Participant would have attained age 55. The last payment of the monthly death benefit will be due on the first day of the month in which the death of the surviving Spouse occurs.

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(2)

Time of Payment and Form of Payment. Payment of the monthly death benefit described in (1) will commence within 60 days after the first day of the month beginning after the later of (i) the date of the Participant’s death or (ii) January 1, 2009. If payment begins after the date the Participant would have attained age 55 but before the Participant’s Normal Retirement Date, the Plan benefit will be reduced for early commencement, if applicable, under the terms of the BHC Pension Plan.

22. VESTING

Except as otherwise provided herein (including, but not limited to, the provisions of subparagraph 20(e)(1)), a Participant’s Restoration Benefit will vest only in accordance with the following table:

Years of Vesting Service	Percent of Benefit Vested
Less than 5 years	0
5 or more years	100

Notwithstanding the foregoing, a Participant’s Restoration Benefit shall be 100% vested if the Participant is an Active Participant or Disabled Participant on his 65th birthday or, if earlier, the date of his death.

The provisions for vesting set forth in this paragraph are not intended to give any Participants any right or claim to any specific assets of the Company.

PART III

23. DEFINITIONS

Except as otherwise provided herein, the terms used in Part III of the Plan shall have the meaning assigned to them under the BHUH Pension Plan. In addition, the following terms shall apply for purposes of this Plan:

“Average Monthly Restoration Earnings” shall mean the average of the Participant’s Monthly Restoration Earnings determined using the same rules, methods and procedures used to determine Average Monthly Earnings under the BHUH Pension Plan.

“BHUH Pension Plan” shall mean the Black Hills Utility Holdings, Inc. Pension Plan, as in effect as of the Calculation Date.

“Disability” or “Disabled” shall mean that a Participant has been determined to be totally disabled by the Social Security Administration. Disability ends when the Social Security Administration determines that the Participant is no longer totally disabled.

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“Disabled Participant” shall mean a Participant who had at least 5 years of Service and was an Active Participant when he became Disabled. Disability ends when the Social Security Administration determines that the Participant is no longer totally disabled.

“Final Average Restoration Pay” shall mean means the average of the Participant’s Total Monthly Restoration Pay determined using the same rules, methods and procedures used to determine Final Average Pay under the BHUH Pension Plan.

“Monthly Restoration Earnings” shall mean Monthly Earnings, as defined for purposes of the BHUH Pension Plan but determined without regard to the Annual Compensation Limitation, for a calendar year plus the amount, if any, by which (i) exceeds (ii), where (i) is the amount of salary, bonus, or other compensation that the Participant has elected to defer under the Company’s Nonqualified Deferred Compensation Plan for the calendar year and (ii) is the amount, if any, by which (A) exceeds (B), where (A) is the Annual Compensation Limitation for the calendar year and (B) is the Participant’s Monthly Earnings under the BHUH Pension Plan for the calendar year.

“Normal Retirement Date” shall mean the first day of the month coinciding with or next following the Participant’s 62nd birthday.

"Total Monthly Restoration Pay" shall mean the Participant’s Total Monthly Pay, as defined for purposes of the BHUH Pension Plan, for a calendar year plus the amount, if any, by which (i) exceeds (ii), where (i) is the amount of salary, bonus, or other compensation that the Participant has elected to defer under the Company’s Nonqualified Deferred Compensation Plan for the calendar year and (ii) is the amount, if any, by which (A) exceeds (B), where (A) is the Annual Compensation Limitation for the calendar year and (B) is the Participant’s Total Monthly Pay under the BHUH Pension Plan for the calendar year.

“Section 415 Benefit Limitation” shall mean the limitation on the provision of annual benefits as set out in the BHUH Pension Plan.

24. RETIREMENT BENEFITS

(a)       Amount of Benefit – Participants Other Than Disabled Participants. The Participant’s Restoration Benefit shall be the amount, determined as of the Calculation Date, by which (1) exceeds (2), where:

(1)

is the Gross Monthly Benefit payable as a Single Life Annuity that would have been provided to the Participant under the BHUH Pension Plan commencing at the Participant’s Normal Retirement Date, calculated using the Participant’s Final Average Restoration Pay or Average Monthly Restoration Earnings, as applicable, and determined without regard to the Section 415 Benefit Limitation; and

(2)	is the actual Gross Monthly Benefit payable as a Single Life Annuity to the Participant under the BHUH Pension Plan commencing at the Participant’s Normal Retirement Date.

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If payment of the Restoration Benefit begins before the Participant’s Normal Retirement Date, the benefit will be reduced for early commencement using (A) the early retirement reduction factors specified in Section 4.03 of the BHUH Pension Plan or (B) the deferred vested factors specified in Section 6.01 of the BHUH Pension Plan, as applicable.

(b)       Amount of Benefit – Disabled Participants. In the case of a Participant who is a Disabled Participant on the later of (i) the date he attains age 55 and (ii) the date of his Termination of Employment will be equal to the amount determined as of the Calculation Date, if any, by which (1) exceeds (2), where:

(1)

is the Gross Monthly Benefit payable as a Single Life Annuity that would have been provided to the Participant under the BHUH Pension Plan commencing at the Participant’s Normal Retirement Date, calculated using (A) the Participant’s Final Average Restoration Pay or Average Monthly Restoration Earnings, as applicable, determined as of his Termination of Employment due to Disability and (B) the number of years of Credited Service or Years of GA 106 Service, as applicable, that the Participant would have had if he had remained in active service as a Participant until his Normal Retirement Date and determined without regard to the Section 415 Benefit Limitation; and

(2)	is the actual Gross Monthly Benefit payable as a Single Life Annuity to the Participant under the BHUH Pension Plan commencing at the Participant’s Normal Retirement Date.

If payment of the Restoration Benefit begins before the Participant’s Normal Retirement Date, the benefit will be reduced for early commencement using (A) the early retirement reduction factors specified in Section 4.03 of the BHUH Pension Plan or (B) the deferred vested factors specified in Section 6.01 of the BHUH Pension Plan, as applicable.

(c)       Time of Payment. Unless otherwise elected under subparagraph 24(d) payment shall begin within 60 days after the first day of the month following the later of (A) the date the Participant attains 55 years of age or (B) the date of the Participant’s Termination of Employment.

If payment to a Participant who is a Key Employee is to be made on account of the Participant’s Termination of Employment, payment of such Participant’s Restoration Benefit shall commence within 60 days after the later of (1) the first day of the seventh month after the Participant’s Termination of Employment or (2) the date otherwise specified herein. If payment is deferred under this paragraph, the first payment of such Participant’s Restoration Benefit shall include a lump sum equal to the sum of the missed monthly payments, plus interest at the Applicable Interest Rate.

(d)       Form of Payment. The Participant may elect, at any time before payment begins, to receive payment of his Restoration Benefit in the form of a Single Life Annuity, a Qualified Joint and Survivor Annuity, a Contingent Annuity Option or a Period Certain Option. Such election shall be made in writing in accordance with procedures established by the Plan

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Administrator. If a Participant fails to elect a form of payment, payment shall be made as a Single Life Annuity if the Participant is unmarried when payment begins or a Qualified Joint and Survivor Annuity if the Participant is married when payment begins. A Participant may not change the form of payment after payment begins.

(e)       Optional Elections as to Time of Payment. A Participant may elect, in accordance with the provisions of this subparagraph 24(e) and procedures established by the Plan Administrator, to defer payment of his Restoration Benefit payable under Paragraph 24 beyond the date on which payment would otherwise begin, provided that such election shall not apply to pre-retirement death benefits under this Plan. Any election made under this subparagraph 24(e) shall also apply if the Participant’s Restoration Benefit is payable under Paragraph 20 instead of this Paragraph 24.

(1)

Initial Election. A Participant may elect, at any time during the period beginning on the date he is designated as a Participant and ending 30 days after his Participation begins, to have payment of his Restoration Benefit commence on a specified date that is after the date as of which payment would otherwise commence under subparagraph 24(c); provided that such Participant shall have no vested interest in his Restoration Benefit until the later of (A) the date the Participant would otherwise become 100% vested pursuant to the terms of Paragraph 26 and (B) the first day of the 14th month following the date he enters the Plan (unless, prior to the later of such dates, a Participant who otherwise meets the conditions for 100% vesting pursuant to Paragraph 26 dies or becomes Disabled, in which case the Restoration Benefit, if any, shall be 100% vested).

(2)

Subsequent Election.   A Participant may elect at any time to defer payment of his Restoration Benefit to a specified date that is at least 5 years after the date on which payment would otherwise begin under subparagraph 24(c) or, if later, under an election made pursuant to subparagraph 24(e)(1); provided that such election will not become effective until 12 months after the date the election is made; and provided further that the election must be made at least 12 months before the date on which payment would otherwise begin.

25. PRE-RETIREMENT DEATH BENEFITS

The provisions of this Paragraph 25 describe the death benefits, if any, payable with respect to a Participant who dies with a surviving Spouse before payment of his Restoration Benefit (other than a Restoration Disability Benefit) begins. If there is no surviving Spouse, no death benefit will be payable.

(a)	Death While an Active or Disabled Participant.

(1)

Amount of Benefit. If an Active Participant or a Disabled Participant dies after age 55 or after completing at least 5 years of Service, then the Participant’s surviving Spouse, if any, shall be entitled to receive a

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Restoration Death Benefit, which shall be equal to the amount, if any, by which (A) exceeds (B), where

(A)

is the Gross Monthly Death Benefit that would have been provided under Section 7.01(b) or (c) of the BHUH Pension Plan, as applicable, commencing on the first day of the month following the Participant’s death or, if later, the first day of the month following the Participant’s 55th birthday if such death benefit had been calculated using the Participant’s Final Average Restoration Pay or Average Monthly Restoration Earnings, as applicable, and determined without regard to the reduction in the Section 415 Benefit Limitation; and

(B)

is the actual Gross Monthly Death Benefit payable under Section 7.01(b) or (c) of the BHUH Pension Plan, as applicable, commencing on the first day of the month following the Participant’s death or, if later, the first day of the month following the Participant’s 55th birthday.

If payment begins before the date the Participant would have attained age 55, the Plan benefit will be the Actuarial Equivalent of the benefit commencing at the date the Participant would have attained age 55.

(2)

Time of Payment and Form of Payment. Payment of the monthly death benefit described in (1) above will commence within 60 days after the first day of the month following the later of (i) the date of the Participant’s death or (ii) January 1, 2009. The last payment will be due on the first day of the month in which the death of the surviving Spouse occurs.

(b)       Death while Inactive; Less than 10 Years of Service and Terminated before Age 55

(1)

Amount of Benefit. If a Participant (other than a Disabled Participant) is not an Active Participant, had a Termination of Employment prior to age 55, has a vested right to his Restoration Benefit and dies at a time when he has less than 10 years of Service, then the Participant’s surviving Spouse shall be entitled to receive a Restoration Benefit, which shall be equal to the amount, if any, by which (A) exceeds (B), where

(A)

is the Gross Monthly Death Benefit that would have been provided under Section 7.01(d) of the BHUH Pension Plan commencing on (1) the first day of the month following the Participant’s death or, if later, (2) the Participant’s Normal Retirement Date if such benefit had been calculated using the Participant’s Final Average Restoration Pay or Average Monthly Restoration Earnings, as

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applicable, and determined without regard to the reduction in the Section 415 Benefit Limitation; and

(B)

is the actual Gross Monthly Death Benefit payable under Section 7.01(d) of the BHUH Pension Plan commencing on (1) the first day of the month following the Participant’s death or, if later (2) the Participant’s Normal Retirement Date.

If payment begins on or after the date the Participant would have attained age 55 and before the Participant’s Normal Retirement Date, the benefit will be reduced for early commencement using the deferred vested factors specified in Section 6.01 of the BHUH Pension Plan. If payment begins before the date the Participant would have attained age 55, the Plan benefit will be the Actuarial Equivalent of the benefit commencing at the date the Participant would have attained age 55.

(2)

Time of Payment and Form of Payment. Payment of the monthly death benefit described in (1) will commence within 60 days after the first day of the month beginning after the later of (i) the date of the Participant’s death or (ii) January 1, 2009. The last payment of the monthly death benefit will be due on the first day of the month in which the death of the surviving Spouse occurs.

(c)       Death while Inactive; 10 or More Years of Service or Terminated after Age 55

(1)

Amount of Benefit. If a Participant (other than a Disabled Participant) is not an Active Participant, either has at least 10 years of Service or had a Termination of Employment on or after age 55, dies, then the Participant’s surviving Spouse shall be entitled to receive a Restoration Benefit, which shall be equal to the amount, if any, by which (A) exceeds (B), where

(A)

is the Gross Monthly Death Benefit that would have been provided under Section 7.01(e) of the BHUH Pension Plan commencing on the first day of the month following the later of (1) the Participant’s death and (2) the Participant’s 55th birthday if such benefit had been calculated using the Participant’s Final Average Restoration Pay or Average Monthly Restoration Earnings, as applicable, and determined without regard to the reduction in the Section 415 Benefit Limitation; and

(B)

is the actual Gross Monthly Death Benefit payable under Section 7.01(e) of the BHUH Pension Plan commencing on the first day of the month following the later of (1) the Participant’s death and (2) the Participant’s 55th birthday.

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If payment begins before the date the Participant would have attained age 55, the Plan benefit will be the Actuarial Equivalent of the benefit commencing at the date the Participant would have attained age 55.

(2)

Time of Payment and Form of Payment. Payment of the monthly death benefit described in (1) will commence within 60 days after first day of the month following the later of (i) the date of the Participant’s death or (ii) January 1, 2009. The last payment of the monthly death benefit will be due on the first day of the month in which the death of the surviving Spouse occurs.

26. VESTING

Except as otherwise provided herein (including, but not limited to, the provisions of subparagraph 24(e)(1)), a Participant’s Restoration Benefit will vest only in accordance with the following table:

Years of Service	Percent of Benefit Vested
Less than 5 years	0
5 or more years	100

Notwithstanding the foregoing, a Participant’s Restoration Benefit shall be 100% vested if the Participant is an Active Participant on or after his 55th birthday.

The provisions for vesting set forth in this paragraph are not intended to give any Participants any right or claim to any specific assets of the Company.

IN WITNESS WHEREOF, the amended and restated Plan has been approved and executed by a duly authorized officer of the Company on this 29th day of October, 2008, on behalf of the Company.

BLACK HILLS CORPORATION

                                                                                                              By /s/ David R. Emery

David R. Emery
Chairman, President
and Chief Executive Officer

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